PAUL J. ANDERSON, ESQ.
Nevada Bar No. 709
PROCTER J. HUG, IV, ESQ.
Nevada Bar No. 12403
MAUPIN, COX & LeGOY
4785 Caughlin Parkway
Reno, Nevada 89519
Telephone: (775) 827-2000
Facsimile: (775) 827-2185
Attorneys for Defendants

IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

MANUEL GRAIWER and T.J. JESKY derivatively on behalf of BAKKEN RESOURCES, INC., a Nevada Corporation,

Plaintiffs,

vs.

VAL HOLMS, an individual, HERMAN LANDEIS, an individual, KAREN MIDTLYING, an individual, DAVID DEFFINBAUGH, an individual, BILL BABER, an individual, W. EDWARD NICHOLS, an individual, WESLEY PAUL, an individual, and DOES 1-100,

Defendants,

BAKKEN RESOURCES, INC., a Nevada Corporation,

Nominal Defendant.

Consolidated
Case No.: CV14-00544

Dept. No.: B7

ORDER

VAL HOLMS, an individual,

Plaintiff,

vs.

Case No.: CV16-01086

Dept. No.: B7

BAKKEN RESOURCES, INC., a Nevada corporation, DAN ANDERSON, an individual, KAREN MIDTLYNG, an individual; HERMAN R. LANDEIS, an individual, BILL M. BABER, an individual, SOLANGE CHARAS, an individual, DOUGLAS L. WILLIAMS

Defendants.

On May 17, 2016, Plaintiff Val Holms ("Plaintiff" or "Holms"), filed a Verified Complaint together with an Ex Parte Motion and Application for Temporary Restraining Order and Request for Hearing on Preliminary Injunction ("Plaintiff's Motion), against the Defendants identified in Case No. CV16-01086, above. On May 24, 2016, Judge Freeman heard the Application for Temporary Restraining Order on an Ex Parte basis and granted a TRO[1] in favor of Plaintiff Holms.

Case No. CV16-01086 was transferred to this Court pursuant to a Stipulation and Order for Consolidation of Cases and Continuance of Preliminary Injunction Hearing dated June 15, 2016. That case was consolidated with the other action styled above, denominated as Case No. CV14-00544, and commonly referred to as the Derivative Action.

On June 20, 2016, Defendants Bakken Resources, Inc., a Nevada corporation ("BRI") together with Dan Anderson, Karen Midtlyng, Herman Landeis, Bill Baber, Solange Charas, and Douglas L. Williams ("Director Defendants"), collectively referred to herein as "Defendants," filed their Opposition to Plaintiff's Motion. Leave to file an Opposition in Excess of the 15 page-limit was filed by Defendants on June 21, 2016 and an Order Granting that Motion was entered on June 24, 2016.

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[1] The TRO was erroneously denominated Order Granting Preliminary Injunction. It should have read "Order Granting Temporary Restraining Order."

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
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RENO, NEVADA 89520
(775) 827-2000

Plaintiff's counsel stated Plaintiff filed a Reply in Support of Plaintiff's Motion on Friday, June 24, 2016. The Reply, however, was not processed through the Court's eFlex System and was not available for the Court or counsel for Defendants' review until the morning of June 27, 2016, when this matter came on for hearing to determine whether the TRO previously granted by Judge Freeman should be extended to a Preliminary Injunction. The Court granted a short recess in the proceedings to allow defense counsel to review the Reply.

At the June 27, 2016 hearing the Court heard oral arguments from counsel for Plaintiff and counsel for Defendants. Additionally, two witnesses called by Defendants, Dan Anderson, a Defendant and the Chief Financial Officer ("CFO") of BRI, as well as Carl George, one of the Principals of Eagle Private Equity, a venture capital firm that had made a One Million Dollar ($1,000,000.00) line of credit available to BRI, testified in opposition to Plaintiff's Motion. The TRO enjoined BRI from accessing the Eagle Private Equity line of credit pending trial on the merits so as not to potentially dilute Plaintiff's percentage ownership of shares in BRI.

Having heard the testimony of the two witnesses mentioned above, as well as oral argument of counsel for both Parties, and having read Plaintiff's Motion, Defendants' Opposition thereto and Plaintiff's Reply, and being fully advised on all relevant matters, the Court announced its decision on the record at the conclusion of the hearing and enters the following Order memorializing that decision.

The Court notes the decision as to whether a preliminary injunction should be granted rests with the sound discretion of the District Court. *Dangberg Holdings Nevada, L.L.C. v. Douglas County,* 115 Nev. 129, 978 P.2d 311 (1999). In order for a party to be granted a preliminary injunction to preserve the status quo pending trial, the moving party must show (1) that he enjoys a reasonable probability of success on the merits; and (2) that the defendant's

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
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RENO, NEVADA 89520
(775) 827-2000

conduct, if allowed to continue, will result in irreparable harm for which compensatory damages are not an adequate remedy. *Dangberg,* supra. *See also, Pickett v. Comanche Const. Co.,* 108 Nev. 422, 426, 836 P.2d 42 (1992), and *Dickson v. Thatcher,* 103 Nev. 414, 415, 742 P.2d 1029 (1987).

The Court finds the testimony of Dan Anderson, the CFO of BRI, credible and persuasive. Mr. Anderson testified BRI is presently "unbankable" due to being involved in litigation in several states, including Nevada and because of its present inability to timely file necessary documents with the Securities and Exchange Commission ("SEC") as a result of an ongoing internal investigation involving Plaintiff Holms. He also testified the Eagle Private Equity transaction is good for BRI, which needs private equity funding to acquire new assets especially in light of the current buyer's market that exists for mineral rights in the oil and gas industry. He further testified the five percent (5%) fee being charged by Eagle Private Equity to BRI for use of the funds is reasonable and the transaction with Eagle Private Equity does not harm the Plaintiff, Mr. Holms, because at least five steps must occur before Mr. Holms' stock would be diluted.

Mr. Anderson also testified credibly the communications with Carl George began in September, 2015, well before negotiations in the Derivative Action which ultimately resulted in a Settlement Agreement between Mr. Holms and Mr. Graiwer had commenced. Accordingly, the Court finds it is unlikely that the Eagle Private Equity transaction was designed to disrupt the settlement between Mr. Holms and Mr. Graiwer in the Derivative Action as Holms argues.

Also testifying credibly at the hearing was Carl George, one of the Principals of Eagle Private Equity. He testified to twenty-five (25) years of experience in the oil and gas industry explaining that BRI was a "tainted company," due to the conduct of Plaintiff Holms while CEO

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

of the Company. He testified that although the Eagle Private Equity transaction does not have an express security provision the ability to convert funds loaned to BRI to Series A Preferred stock in the event of certain actions (the five steps referenced by Mr. Anderson) acted as the necessary security. Mr. George explained such security was necessary for Eagle Private Equity to commit its capital investment in BRI and the security was based on market principles. Importantly, there was no evidence presented by Plaintiff to contradict this testimony.

The Court finds the ability of a company to maintain institutional knowledge is important, that capitalism is a game of risk, and none of the procedures set forth in the agreement between Eagle Private Equity and BRI are illegal or improper. This includes the BRI Board's amendment to its Bylaws on February 9, 2016, to provide for staggered Board terms as well as the terms of the Eagle Private Equity financing. Importantly, Plaintiff's counsel admitted during argument that nothing BRI or its Directors had done was illegal.

The Court further finds Nevada's business judgment rule, codified at NRS 78.138(3), sets forth a presumption that in making a business decision the Directors of the Company acted on an informed basis, in good faith and in the honest belief the action was taken in the best interests of the Company.

Given the evidence presented to this Court, as viewed under the template of the business judgement rule set forth above, as well as the standards Plaintiff is required to establish to convert a TRO into a preliminary injunction, the Court finds Plaintiff Holms (1) does not enjoy a likelihood of success on the merits, and (2) will not suffer irreparable harm if the TRO entered on May 24, 2016 is dissolved and vacated. Moreover, the Court finds Holms has admitted he has a remedy at law, monetary damages, which he identifies and requests as a form of relief in the Verified Complaint. The availability of monetary damages to a plaintiff such as Holms further

MAUPIN, COX & LEGOY
ATTORNEYS AT LAW
P.O. BOX 30000
RENO, NEVADA 89520
(775) 827-2000

establishes he is not entitled to injunctive relief. *Number One Rent-A-Car v. Ramada Inns, Inc.*, 94 Nev. 779, 587 P.2d 1329 (1978).

Based on the above, the Court hereby dissolves and vacates the Temporary Restraining Order entered on May 24, 2016 and denies Plaintiff's Motion for Preliminary Injunction.

Dated this 14 day of July, 2016.

Patrick Flanagan
JUDGE PATRICK FLANAGAN
DISTRICT COURT JUDGE

RESPECTFULLY SUBMITTED BY:

Paul J. Anderson, Esq., NSB #709
4785 Caughlin Parkway
Reno, Nevada 89519
Tel.: (775) 827-2000
Fax: (775) 827-2185
Attorneys for Defendant